                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby  consent to the  incorporation  by reference in the  Registration
Statement  on Form  S-3  (No.  33-54831  and No.  33-63845)  and  Form  S-8 (No.
33-54801, No. 33-56281,  No. 333-64217,  No. 333-36985 and No. 333-64784) of WHX
Corporation  of our  report  dated  March  9,  2004  relating  to the  financial statements of Wheeling-Pittsburgh Corporation, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Pittsburgh, PA
April 13, 2004